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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934

                         Date of Report: April 19, 2005


                        FIRST OAK BROOK BANCSHARES, INC.



           DELAWARE                   0-14468              36-3220778
 (State or other jurisdiction of    (Commission          (I.R.S. Employer
  incorporation or organization)    File Number)        Identification No.)


                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
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On April 19, 2005, First Oak Brook Bancshares, Inc. (the "Company") announced its results of operations for the quarter ended March 31, 2005. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
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     (c)     Exhibits.

             Exhibit       Description
             -------       -----------

             99.1 Press Release issued by First Oak Brook Bancshares, Inc. dated April 19, 2005.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST OAK BROOK BANCSHARES, INC.
                                           --------------------------------
                                                   (Registrant)



Date: April 19, 2005                       By: /s/ ROSEMARIE BOUMAN
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                                               Rosemarie Bouman
                                               Vice President and
                                               Chief Financial Officer